ADVERTISING AGREEMENT

     1. PARTIES OF THE AGREEMENT

     This Agreement is made between:

     LEVER COM. SERV. S. R.L., a company incorporated and existjng under the laws of Romania whose registered office is at 291 Republicii Blv. Plojesti. Romania ( hereinafter referred to as "BENEFICIARY" )

and

     MAXIMAL Productions, a company incorporated and existing under the laws of Austria wbose registered office is at Sport- und Kulturveranstaltungen GesmbH Passauerplatz 1, 1010 Wien (herenafter referred to as "ORGANIZER" )

Whereas:

     A) The BENEFICIARY wishes to organize the Elite Model Look 1997 Advertising Event for its brands Lux and Impluse and to appoint the ORGANIZER in doing so.

     B) The ORGANIZER wishes to assist the BENEFICIARY in organizing the event.

     Now it is hereby agreed as fol1ows:

     2. OBJECTIVE

     Organisation  of the LUX and  IMPULSE  ELITE MODEL LOOK 1997  (referred  to
within  this   Agreement  as  EML  1997).   event  held  in  Bucharest   between
10.08.1997-04.09.1991..

     3. PAYMENT TERMS

     The total value of the contract is US $ 45.000 plus VAT (18%), representing the total amount of the sponsorship.

     The amount will be paid by the BENEFICIARY, by payment order.

     The payment terms are:

     o    50% after signing the contract

     o 50% on 08.09.1997 after the final event, when the ORGANIZER provides the BENEFICIARY with the exact final media monitoring.

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     4. OBLIGATIONS OF THE PARTIES


          a. SPONSOR Obligatjons:

          .to  pay the sponsorship amount in tenns agreed in part. 3.


          b.   ORGANIZER Obligation8:


          .to ensure the available. frec of charge:, of the contest winner to be used by the BENEFICIARY for one week to produce a commercial photoshooting until August

          .to   ensure   that  the  EML   contestants   can  be  booked  by  the
          ENEFTC1ARY for thc 50% or the Romanian usual fee .to ensure the BENEFICIAR Y the rigbt to use pictures of the Contestants and the winner of the promotion

          .to ensure the BENEFIC1ARY the right to use the EML logo and name for printed advertising TV and radio spots untll August

          .to promote the BENEFICIARY in all materiats listed

          . to inform the BENEFICIAIRY about any modification in the program in the evcnt with at least 2 days before the show

          .to  present  the   BENEFICIARY   al1  the  drafts  of  TV  and  radio
          annuuncements and print materials designed to promotc thc event for client approval before it is aired or published

          .to ensure the BENEFTC1ARY first option rights to the event in 1998 the ORGANISER hereby covenants that it will, with all due di1igence. do all such things in order to achieve its obligations hereunder. including achievcment of proposed steps and actions as provided in Annex J at thc prescnt contract.

5. WAIVER

          A Parties failure to insist on strict performance of this Agreement or his failure to exercise any option under this Agreement is not a waiver or any part of this Agreement.


6. PARTIAL INVALIDITY


          If a Court or other Tribunal declares or detemines that a portton of tbis Agreetnent is invalid or otherwise unenforceable. This Agreement shall continue to bind the Parties to this Agreement.



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11. PENALTIES


          If the ORGANIZER does not perform any of the obligations specified in Annex 1 the Organizer must pay US$ 15.000 to the BENEFICIARY. If the ORGANIZER does not perform the obligations specified in Annex II, the ORGANIZER must compensate the BENEFICIARY in accordance with Scala Communications/J.W.T. evaluation, plus 20%


12. RETURN OF MATERIALS

          At the time this Agreement terminates, ORGANIZER shall return to the BENEFICIARY all materials belonging to the BENEFICIARY



13. GOVERNING LAW

          This Agreement is governed by the law of Romania.

          Disputes not solved amicably shall be brought to the Arbitration Court of the Chamber of Commerce in Bucharest. The language of arbitration will be English.



14. FINAL PROVISIONS

          No addition or modification of this Agreement shall be valid unless made in writing and signed by both parties.


          This Agreement contains the final expression of the entire Agreement and supersedes any prior or contemporaneous oral agreement between the parties concerning the subject matter of this Agreement.


          Annex I and II are an integral part of this Agreement.


     This Agreement was concluded today at 4 (four) copies, two or them being submitted to___________ and the other two being submitted to ________________


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